UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-03940

BNY Mellon Strategic Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	06/30/2021

The following N-CSR/A relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Active MidCap Fund

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Active MidCap Fund

SEMIANNUAL REPORT June 30, 2021

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2021 through June 30, 2021, as provided by Peter D. Goslin, CFA, Adam Logan, CFA, Chris Yao, CFA and Syed A. Zamil, CFA, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended June 30, 2021, BNY Mellon Active MidCap Fund’s Class A shares achieved a total return of 17.35%, Class C shares returned 16.81%, Class I shares returned 17.47%, and Class Y shares returned 17.58%.1 In comparison, the fund’s benchmark, the Russell Midcap® Index (the “Index”), achieved a total return of 16.25% for the same period.2

Mid-cap stocks delivered strongly positive returns, outperforming their large-cap counterparts as COVID-19 restrictions began to lift, and previously stricken segments of the economy showed signs of recovery. The fund outperformed the Index, largely on the strength of positive security selection in the consumer discretionary and health care sectors, which more than made up for relatively weak selection among consumer staples and financials.

The Fund’s Investment Approach

The fund seeks to maximize capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of midsized companies. The fund currently defines “midsized companies” as companies included in the Index. We apply a systematic, quantitative investment approach designed to identify and exploit relative misvaluations, primarily within mid-cap stocks in the U.S. stock market.

The portfolio managers select stocks through a “bottom-up” structured approach that seeks to identify undervalued securities using a quantitative ranking process. The process is driven by a proprietary stock selection model that measures a diverse set of corporate characteristics to identify and rank stocks based on valuation, momentum, sentiment and earnings quality measures. We construct the fund’s portfolio through a systematic structured approach, focusing on stock selection as opposed to making proactive decisions as to industry or sector exposure. Within each sector and style subset, the fund overweights the most attractive stocks and underweights or zero weights the stocks that have been ranked least attractive. The fund typically will hold between 100 and 250 securities.

Equities Gain as the Pandemic Wanes

U.S. equities gained ground as the coronavirus pandemic showed signs of easing during the first quarter of 2021. Although fresh lockdowns were enforced across several major economies, the accelerating rollout of COVID-19 vaccination programs and the promising results witnessed in the countries most advanced in this process bolstered the risk appetite of investors and encouraged them to discount wider economic reopening expected later in 2021. Among equities, strength shifted from momentum to value as investors once again took notice of quality and fundamentals rather than seeking growth at any price. Cyclical sectors saw the greatest gains, with energy stocks rising sharply on increasing oil and gas prices. By contrast, the influence of monetary accommodation, which undoubtedly provided critical support for financial asset prices, took a somewhat different turn. With reflation underway and an elevated pace of growth expected in the second half of the year, investors began to anticipate a dialing back of the exceptional levels of monetary stimulus witnessed over the prior 12 months. This contributed to a sharp rise in government bond yields during the review period, with the long end of the U.S. Treasury market experiencing its worst quarter since 1980. The nature of fiscal stimulus also continued to evolve as President Biden formally announced his long-awaited $2 trillion infrastructure program to underpin and accelerate the U.S. recovery, while also encompassing more strategic goals.

U.S. equity markets proceeded to deliver another quarter of gains from April through June 2021, drawing strength from an impressive slate of U.S. economic data, robust corporate earnings and further evidence that vaccination programs were paving the way for a full reopening of economies. Investors shifted focus back to growth over value without abandoning their renewed appreciation for company fundamentals. The inflation debate remained a high-profile and contentious issue, with a series of elevated data points prompting many to question the narrative that this phase would be transitory. The inextricable linkage between interest rates and the direction of monetary policy further affected investor sentiment. Significantly, the two brief bouts of equity market weakness experienced during the review period, first at the start of May, and then toward the end of the quarter, were both prompted by the airing of more hawkish commentary from U.S. Treasury Secretary Janet Yellen, later echoed by some of her former colleagues at the Federal Reserve (Fed). Against this backdrop, markets saw a retracement in longer-dated government bond yields, which had climbed sharply higher in the first quarter. This downward move was exacerbated in late June by Fed members’ comments, which caused investors to discount a weaker outlook for medium-term growth.

Strong Selections in Industrials and Health Care

The fund’s performance compared to the Index benefited from good security selection among consumer discretionary and health care issues. As is typically the case for the fund, strength was spread across a large number of stocks, with individual holdings making small contributions to relative performance. Among the fund’s top holdings, shares in footwear, apparel and accessories company Deckers Outdoor gained ground as consumers updated their wardrobes to greet the reopening economy with little sensitivity to prices. Stock in another top holding, medical supply maker West Pharmaceutical Services, benefited from the company’s role in providing equipment in support of COVID-19 vaccine efforts. In the energy sector, which led the market’s overall rise due to increasing oil and gas prices, holdings in independent energy exploration, production and transportation company Marathon Oil proved well positioned to take advantage of rising commodity prices and increasing demand for energy as global economies heated up.

On the negative side, the fund’s relative performance was constrained by stock selection in the consumer staples and financials sectors. Among consumer staples, household and personal products maker The Clorox Company struggled to equal robust 2020 earnings and revenue comparisons. Among financials, Texas-based life insurer Globe Life saw shares undermined by pandemic-related impacts in its home state.

Positioned for an Environment of Improving Fundamentals

As of the end of the reporting period, the fund held mildly overweight exposure to the health care, information technology and communications services sectors, and mildly underweight exposure to the industrials, materials and consumer discretionary sectors. We

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

continued to identify what we believed were attractive investment opportunities across a broad spectrum of mid-cap companies and industry groups. With 245 individual holdings, the fund’s performance was not dependent on any individual holding, reflecting instead our disciplined, quantitative analysis of company valuations and fundamentals across our investment universe, while controlling sector and market capitalization risks against the portfolio’s benchmark. Our systematic approach to evaluating securities and building portfolios is designed to create an investment process that participates in rising equity markets and helps protect capital during times of stress in the marketplace.

July 15, 2021

¹ DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund’s short-term performance is highly unusual, in part to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future. Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through April 30, 2022, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

² Source: Lipper Inc. — The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market capitalization and current index membership. The Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. Investors cannot invest directly in any index.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Active MidCap Fund from January 1, 2021 to June 30, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended June 30, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.26	$9.08	$3.13	$2.64
Ending value (after expenses)	$1,173.50	$1,168.10	$1,174.70	$1,175.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended June 30, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$3.96	$8.45	$2.91	$2.46
Ending value (after expenses)	$1,020.88	$1,016.41	$1,021.92	$1,022.36
†

Expenses are equal to the fund’s annualized expense ratio of .79% for Class A, 1.69% for Class C, .58% for Class I and .49% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
June 30, 2021 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.4%
Automobiles & Components - .5%
Harley-Davidson	19,520		894,406
The Goodyear Tire & Rubber Company	90,740	[a]	1,556,191
			2,450,597
Banks - 3.3%
Associated Banc-Corp	248,870		5,096,858
Comerica	31,230		2,227,948
KeyCorp	91,230		1,883,899
MGIC Investment	59,120		804,032
New York Community Bancorp	109,030		1,201,511
Regions Financial	214,460		4,327,803
Western Alliance Bancorp	8,720		809,652
			16,351,703
Capital Goods - 9.1%
A.O. Smith	15,550		1,120,533
AGCO	19,400		2,529,372
Dover	11,410		1,718,346
EMCOR Group	12,610		1,553,426
Fastenal	38,500		2,002,000
Fortive	32,230		2,247,720
Fortune Brands Home & Security	26,400		2,629,704
Generac Holdings	6,730	[a]	2,793,959
Howmet Aerospace	31,540	[a]	1,087,184
Lennox International	5,880		2,062,704
Masco	38,100		2,244,471
Owens Corning	6,830		668,657
Parker-Hannifin	21,700		6,664,287
Pentair	25,490		1,720,320
Stanley Black & Decker	19,130		3,921,459
Terex	36,615		1,743,606
The Middleby	6,860	[a]	1,188,564
Trane Technologies	14,630		2,693,968
United Rentals	3,310	[a]	1,055,923
W.W. Grainger	2,540		1,112,520
Woodward	13,720		1,685,914
			44,444,637
Commercial & Professional Services - .7%
Booz Allen Hamilton Holding	17,730		1,510,241
Cintas	1,605		613,110
Tetra Tech	10,980		1,339,999
			3,463,350

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Consumer Durables & Apparel - 3.6%
Brunswick	14,280		1,422,574
Carter's	14,370		1,482,553
D.R. Horton	7,900		713,923
Deckers Outdoor	5,340	[a]	2,050,934
Hanesbrands	53,900		1,006,313
Mohawk Industries	7,080	[a]	1,360,705
Peloton Interactive, Cl. A	14,130	[a]	1,752,403
Polaris	7,530		1,031,309
PulteGroup	45,330		2,473,658
Tempur Sealy International	22,580		884,910
Tri Pointe Homes	38,820	[a]	831,913
Whirlpool	7,250		1,580,645
YETI Holdings	10,920	[a]	1,002,674
			17,594,514
Consumer Services - 2.2%
Adtalem Global Education	20,830	[a]	742,381
Chipotle Mexican Grill	1,590	[a]	2,465,041
Darden Restaurants	21,285		3,107,397
Norwegian Cruise Line Holdings	18,840	[a]	554,084
Planet Fitness, Cl. A	9,240	[a]	695,310
Royal Caribbean Cruises	12,960	[a]	1,105,229
Service Corp. International	39,710		2,128,059
			10,797,501
Diversified Financials - 4.4%
Ally Financial	16,570		825,849
Credit Acceptance	2,300	[a]	1,044,453
Discover Financial Services	24,410		2,887,459
FactSet Research Systems	6,210		2,084,138
LPL Financial Holdings	13,425		1,812,106
MSCI	4,570		2,436,176
OneMain Holdings	24,480		1,466,597
PROG Holdings	14,280		687,296
Synchrony Financial	93,100		4,517,212
T. Rowe Price Group	20,380		4,034,629
			21,795,915
Energy - 3.5%
APA	43,440		939,607
ChampionX	35,920	[a]	921,348
Continental Resources	44,250		1,682,828
Halliburton	42,435		981,097
Marathon Oil	254,380		3,464,656
Murphy Oil	120,800		2,812,224
ONEOK	26,185		1,456,933

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Energy - 3.5% (continued)
The Williams Companies	175,950		4,671,472
			16,930,165
Food & Staples Retailing - .6%
Sprouts Farmers Market	24,650	[a]	612,553
The Kroger Company	55,770		2,136,549
			2,749,102
Food, Beverage & Tobacco - 1.5%
Conagra Brands	56,770		2,065,293
Darling Ingredients	22,275	[a]	1,503,563
Kellogg	28,130		1,809,603
The Hain Celestial Group	26,940	[a]	1,080,833
Tyson Foods, Cl. A	13,480		994,285
			7,453,577
Health Care Equipment & Services - 7.6%
Acadia Healthcare	17,270	[a]	1,083,693
Align Technology	2,395	[a]	1,463,345
Amedisys	5,660	[a]	1,386,304
AmerisourceBergen	9,760		1,117,422
Cerner	38,160		2,982,586
Chemed	4,970		2,358,265
DaVita	9,560	[a]	1,151,311
Dentsply Sirona	12,255		775,251
Hologic	26,840	[a]	1,790,765
IDEXX Laboratories	8,210	[a]	5,185,025
McKesson	12,210		2,335,040
Novocure	3,500	[a]	776,370
ResMed	13,190		3,251,599
Steris	11,480		2,368,324
Tandem Diabetes Care	6,555	[a]	638,457
Teladoc Health	8,450	[a]	1,405,151
Veeva Systems, Cl. A	9,190	[a]	2,857,630
West Pharmaceutical Services	11,700		4,201,470
			37,128,008
Household & Personal Products - .7%
The Clorox Company	18,445		3,318,440
Insurance - 3.9%
Arch Capital Group	48,600	[a]	1,892,484
Everest Re Group	5,685		1,432,677
Fidelity National Financial	21,640		940,474
First American Financial	19,510		1,216,449
Globe Life	27,155		2,586,514
Primerica	19,130		2,929,568
Reinsurance Group of America	13,255		1,511,070

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Insurance - 3.9% (continued)
The Hanover Insurance Group	13,580		1,841,991
The Hartford Financial Services Group	46,250		2,866,112
Unum Group	64,920		1,843,728
			19,061,067
Materials - 3.9%
CF Industries Holdings	29,290		1,506,971
Corteva	19,120		847,972
Crown Holdings	23,380		2,389,670
Eagle Materials	9,570		1,359,993
Ingevity	23,090	[a]	1,878,602
Minerals Technologies	19,290		1,517,544
Nucor	31,050		2,978,626
RPM International	18,175		1,611,759
The Mosaic Company	44,120		1,407,869
Westlake Chemical	22,290		2,008,106
WestRock	33,290		1,771,694
			19,278,806
Media & Entertainment - 6.3%
Discovery, Cl. A	28,190	[a]	864,869
DISH Network, Cl. A	36,960	[a]	1,544,928
Fox, Cl. A	63,640		2,362,953
Match Group	6,585	[a]	1,061,831
News Corporation, Cl. A	64,400		1,659,588
Omnicom Group	27,450		2,195,725
Pinterest, Cl. A	31,520	[a]	2,488,504
Playtika Holding	44,740	[a]	1,066,602
Roku	8,215	[a]	3,772,739
Sirius XM Holdings	279,490		1,827,865
Spotify Technology	7,620	[a]	2,099,996
Take-Two Interactive Software	17,970	[a]	3,181,049
The Interpublic Group of Companies	96,780		3,144,382
The New York Times Company, Cl. A	39,070		1,701,499
Zillow Group, Cl. C	15,680	[a]	1,916,410
			30,888,940
Pharmaceuticals Biotechnology & Life Sciences - 6.3%
Agilent Technologies	33,610		4,967,894
Alexion Pharmaceuticals	9,500	[a]	1,745,245
Avantor	40,900	[a]	1,452,359
Bio-Rad Laboratories, Cl. A	3,420	[a]	2,203,472
Catalent	14,930	[a]	1,614,232
Charles River Laboratories International	4,010	[a]	1,483,379
Incyte	8,390	[a]	705,851
IQVIA Holdings	12,610	[a]	3,055,655

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 6.3% (continued)
Jazz Pharmaceuticals	8,090	[a]	1,437,108
Mettler-Toledo International	2,815	[a]	3,899,732
PerkinElmer	15,930		2,459,751
Repligen	4,620	[a]	922,244
Royalty Pharma, CI. A	55,290		2,266,337
Sage Therapeutics	25,790	[a]	1,465,130
Seagen	9,140	[a]	1,443,023
			31,121,412
Real Estate - 7.9%
Brandywine Realty Trust	258,200	[b]	3,539,922
Corporate Office Properties Trust	52,810	[b]	1,478,152
CubeSmart	34,380	[b]	1,592,482
Equity Lifestyle Properties	29,340	[b]	2,180,255
Extra Space Storage	18,130	[b]	2,970,057
First Industrial Realty Trust	111,950	[b]	5,847,148
Gaming & Leisure Properties	28,013	[b]	1,297,842
Healthcare Realty Trust	57,040	[b]	1,722,608
Healthcare Trust of America, Cl. A	40,090	[b]	1,070,403
Kimco Realty	75,840	[b]	1,581,264
Mid-America Apartment Communities	40,030	[b]	6,741,853
Omega Healthcare Investors	26,840	[b]	974,024
Paramount Group	151,560	[b]	1,526,209
PS Business Parks	7,970	[b]	1,180,198
Simon Property Group	13,680	[b]	1,784,966
SL Green Realty	6,820	[b]	545,600
Urban Edge Properties	54,470	[b]	1,040,377
Weyerhaeuser	51,650	[b]	1,777,793
			38,851,153
Retailing - 5.3%
Advance Auto Parts	3,660		750,812
AutoZone	2,630	[a]	3,924,539
Best Buy	9,275		1,066,440
Dick's Sporting Goods	14,060		1,408,671
Dollar Tree	13,780	[a]	1,371,110
Etsy	10,110	[a]	2,081,042
Floor & Decor Holdings, Cl. A	8,230	[a]	869,911
Foot Locker	20,840		1,284,369
Kohl's	25,285		1,393,456
LKQ	38,500	[a]	1,894,970
Ollie's Bargain Outlet Holdings	6,125	[a]	515,296
O'Reilly Automotive	3,890	[a]	2,202,557
Tractor Supply	6,965		1,295,908

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Retailing - 5.3% (continued)
Ulta Beauty	7,395	[a]	2,556,969
Wayfair, Cl. A	4,960	[a]	1,565,922
Williams-Sonoma	11,120		1,775,308
			25,957,280
Semiconductors & Semiconductor Equipment - 4.1%
Enphase Energy	6,550	[a]	1,202,777
Entegris	5,770		709,537
First Solar	6,720	[a]	608,227
Marvell Technology	40,210		2,345,449
Microchip Technology	16,880		2,527,611
Monolithic Power Systems	5,700		2,128,665
ON Semiconductor	47,460	[a]	1,816,769
Qorvo	13,030	[a]	2,549,319
Skyworks Solutions	12,810		2,456,317
Teradyne	17,200		2,304,112
Xilinx	8,360		1,209,190
			19,857,973
Software & Services - 12.1%
Cadence Design Systems	42,895	[a]	5,868,894
Crowdstrike Holdings, CI. A	11,070	[a]	2,782,002
Datadog, Cl. A	8,890	[a]	925,271
DocuSign	16,700	[a]	4,668,819
EPAM Systems	3,120	[a]	1,594,195
Fair Isaac	4,720	[a]	2,372,650
FireEye	45,190	[a]	913,742
FLEETCOR Technologies	11,600	[a]	2,970,296
Gartner	12,960	[a]	3,138,912
HubSpot	2,970	[a]	1,730,678
Jack Henry & Associates	10,220		1,671,072
Manhattan Associates	5,410	[a]	783,584
Medallia	15,690	[a]	529,538
NortonLifeLock	43,110		1,173,454
Nuance Communications	22,560	[a]	1,228,166
Okta	3,420	[a]	836,806
Palo Alto Networks	5,740	[a]	2,129,827
Paychex	16,110		1,728,603
Paycom Software	2,670	[a]	970,465
PTC	19,150	[a]	2,705,129
Splunk	9,840	[a]	1,422,667
Synopsys	14,785	[a]	4,077,555
Teradata	21,060	[a]	1,052,368
The Trade Desk, Cl. A	39,300	[a]	3,040,248
The Western Union Company	31,580		725,393

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Software & Services - 12.1% (continued)
Twilio, Cl. A	3,785	[a]	1,491,896
Tyler Technologies	5,405	[a]	2,445,060
Verisign	13,840	[a]	3,151,230
WEX	4,820	[a]	934,598
			59,063,118
Technology Hardware & Equipment - 4.3%
Amphenol, Cl. A	72,790		4,979,564
Arista Networks	3,080	[a]	1,115,915
Avnet	42,180		1,690,574
CDW	12,185		2,128,110
Ciena	18,990	[a]	1,080,341
Corning	87,030		3,559,527
EchoStar, Cl. A	47,810	[a]	1,161,305
Keysight Technologies	15,100	[a]	2,331,591
Motorola Solutions	6,180		1,340,133
Zebra Technologies, Cl. A	3,435	[a]	1,818,798
			21,205,858
Transportation - 2.7%
Delta Air Lines	54,320	[a]	2,349,883
Expeditors International of Washington	14,920		1,888,872
Old Dominion Freight Line	24,155		6,130,539
United Airlines Holdings	51,560	[a]	2,696,072
			13,065,366
Utilities - 4.9%
American Water Works	15,210		2,344,317
Black Hills	25,120		1,648,626
CMS Energy	45,380		2,681,050
DTE Energy	24,695		3,200,472
IDACORP	34,520		3,365,700
MDU Resources Group	54,135		1,696,591
NRG Energy	23,350		941,005
PPL	111,060		3,106,348
Public Service Enterprise Group	83,615		4,995,160
			23,979,269
Total Common Stocks (cost $379,838,688)			486,807,751

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .6%
Registered Investment Companies - .6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $3,075,434)	0.05	3,075,434	[c]	3,075,434
Total Investments (cost $382,914,122)		100.0%		489,883,185
Liabilities, Less Cash and Receivables		(.0%)		(153,133)
Net Assets		100.0%		489,730,052

a Non-income producing security.

b Investment in real estate investment trust within the United States.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	20.4
Health Care	13.9
Industrials	12.5
Financials	11.7
Consumer Discretionary	11.6
Real Estate	7.9
Communication Services	6.3
Utilities	4.9
Materials	3.9
Energy	3.5
Consumer Staples	2.8
Investment Companies	.6
100.0

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 12/31/20 ($)	Purchases ($)†	Sales ($)	Value 6/30/21 ($)	Net Assets(%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	1,810,412	22,449,015	(21,183,993)	3,075,434.6		462
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	1,638,745	8,185,117	(9,823,862)	-	-	6,950††
Total	3,449,157	30,634,132	(31,007,855)	3,075,434.6		7,412

† Included reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2021 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	379,838,688	486,807,751
Affiliated issuers	3,075,434	3,075,434
Cash		641,628
Dividends receivable		376,503
Receivable for shares of Common Stock subscribed		4,699
Prepaid expenses		31,612
		490,937,627
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		300,281
Payable for investment securities purchased		650,301
Payable for shares of Common Stock redeemed		169,024
Directors’ fees and expenses payable		4,215
Other accrued expenses		83,754
		1,207,575
Net Assets ($)		489,730,052
Composition of Net Assets ($):
Paid-in capital		333,491,519
Total distributable earnings (loss)		156,238,533
Net Assets ($)		489,730,052

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	461,425,682	2,181,263	26,121,899	1,208.14
Shares Outstanding	6,878,680	36,415	385,748	18.3
Net Asset Value Per Share ($)	67.08	59.90	67.72	66.02

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2021 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	3,313,599
Affiliated issuers	462
Income from securities lending—Note 1(b)	6,950
Total Income	3,321,011
Expenses:
Management fee—Note 3(a)	1,727,316
Shareholder servicing costs—Note 3(c)	708,404
Professional fees	53,837
Registration fees	32,824
Prospectus and shareholders’ reports	19,151
Directors’ fees and expenses—Note 3(d)	16,530
Custodian fees—Note 3(c)	13,499
Distribution fees—Note 3(b)	7,934
Chief Compliance Officer fees—Note 3(c)	7,862
Loan commitment fees—Note 2	5,914
Miscellaneous	19,578
Total Expenses	2,612,849
Less—reduction in expenses due to undertaking—Note 3(a)	(805,524)
Net Expenses	1,807,325
Investment Income—Net	1,513,686
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	47,965,692
Net change in unrealized appreciation (depreciation) on investments	23,956,663
Net Realized and Unrealized Gain (Loss) on Investments	71,922,355
Net Increase in Net Assets Resulting from Operations	73,436,041

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Operations ($):
Investment income—net	1,513,686	2,745,142
Net realized gain (loss) on investments	47,965,692	10,755,873
Net change in unrealized appreciation (depreciation) on investments	23,956,663	17,331,669
Net Increase (Decrease) in Net Assets Resulting from Operations	73,436,041	30,832,684
Distributions ($):
Distributions to shareholders:
Class A	(5,613,375)	(11,507,499)
Class C	(29,762)	(53,904)
Class I	(279,841)	(636,732)
Class Y	(16)	(32)
Total Distributions	(5,922,994)	(12,198,167)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	1,930,742	5,199,845
Class C	21,682	46,250
Class I	5,825,556	5,096,649
Distributions reinvested:
Class A	5,312,175	10,861,453
Class C	29,214	51,751
Class I	278,489	632,975
Cost of shares redeemed:
Class A	(19,422,824)	(49,819,157)
Class C	(276,129)	(675,132)
Class I	(2,679,152)	(10,850,637)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(8,980,247)	(39,456,003)
Total Increase (Decrease) in Net Assets	58,532,800	(20,821,486)
Net Assets ($):
Beginning of Period	431,197,252	452,018,738
End of Period	489,730,052	431,197,252

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	30,597	107,889
Shares issued for distributions reinvested	85,447	217,363
Shares redeemed	(309,574)	(1,020,814)
Net Increase (Decrease) in Shares Outstanding	(193,530)	(695,562)
Class Ca
Shares sold	397	998
Shares issued for distributions reinvested	525	1,205
Shares redeemed	(5,045)	(15,176)
Net Increase (Decrease) in Shares Outstanding	(4,123)	(12,973)
Class Ib
Shares sold	89,299	105,989
Shares issued for distributions reinvested	4,439	12,917
Shares redeemed	(41,937)	(219,875)
Net Increase (Decrease) in Shares Outstanding	51,801	(100,969)

[a]

During the period ended June 30, 2021, 352 Class C shares representing $19,465 were automatically converted to 315 Class A shares and during the period ended December 31, 2020, 37 Class C shares representing $1,666 were automatically converted to 34 Class A shares.

[b]	During the period ended June 30, 2021, 741 Class A shares representing $48,293 were exchanged for 734 Class I shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
	June 30, 2021	Year Ended December 31,
Class A Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	57.91	54.75	48.11	62.37	59.60	55.36
Investment Operations:
Investment income—net[a]	.20	.35	.21	.22	.18	.33
Net realized and unrealized gain (loss) on investments	9.78	4.41	7.94	(9.12)	9.65	4.51
Total from Investment Operations	9.98	4.76	8.15	(8.90)	9.83	4.84
Distributions:
Dividends from investment income—net	(.01)	(.39)	(.25)	(.26)	(.24)	(.18)
Dividends from net realized gain on investments	(.80)	(1.21)	(1.26)	(5.10)	(6.82)	(.42)
Total Distributions	(.81)	(1.60)	(1.51)	(5.36)	(7.06)	(.60)
Net asset value, end of period	67.08	57.91	54.75	48.11	62.37	59.60
Total Return (%)[b]	17.35[c]	9.18	16.95	(14.31)	16.64	8.81
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.14[d]	1.16	1.13	1.12	1.13	1.14
Ratio of net expenses to average net assets	.79[d]	.94	1.12	1.12	1.13	1.14
Ratio of net investment income to average net assets	.65[d]	.70	.39	.36	.28	.59
Portfolio Turnover Rate	47.65[c]	88.91	81.43	68.30	63.75	60.22
Net Assets, end of period ($ x 1,000)	461,426	409,572	425,315	403,113	534,563	519,763

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	June 30, 2021	Year Ended December 31,
Class C Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	52.02	49.44	43.74	57.44	55.61	51.97
Investment Operations:
Investment (loss)—net[a]	(.07)	(.10)	(.25)	(.26)	(.33)	(.12)
Net realized and unrealized gain (loss) on investments	8.75	3.89	7.21	(8.34)	8.98	4.18
Total from Investment Operations	8.68	3.79	6.96	(8.60)	8.65	4.06
Distributions:
Dividends from net realized gain on investments	(.80)	(1.21)	(1.26)	(5.10)	(6.82)	(.42)
Net asset value, end of period	59.90	52.02	49.44	43.74	57.44	55.61
Total Return (%)[b]	16.81[c]	8.17	15.94	(15.04)	15.64	7.90
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.04[d]	2.09	2.02	1.96	1.97	1.99
Ratio of net expenses to average net assets	1.69[d]	1.87	2.01	1.96	1.97	1.99
Ratio of net investment (loss) to average net assets	(.25)[d]	(.22)	(.51)	(.48)	(.57)	(.24)
Portfolio Turnover Rate	47.65[c]	88.91	81.43	68.30	63.75	60.22
Net Assets, end of period ($ x 1,000)	2,181	2,109	2,646	3,338	6,813	10,803

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

	Six Months Ended
	June 30, 2021	Year Ended December 31,
Class I Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	58.44	55.31	48.52	62.64	59.97	55.74
Investment Operations:
Investment income—net[a]	.27	.46	.32	.38	.33	.49
Net realized and unrealized gain (loss) on investments	9.87	4.43	8.03	(9.18)	9.70	4.50
Total from Investment Operations	10.14	4.89	8.35	(8.80)	10.03	4.99
Distributions:
Dividends from investment income—net	(.06)	(.55)	(.30)	(.22)	(.54)	(.34)
Dividends from net realized gain on investments	(.80)	(1.21)	(1.26)	(5.10)	(6.82)	(.42)
Total Distributions	(.86)	(1.76)	(1.56)	(5.32)	(7.36)	(.76)
Net asset value, end of period	67.72	58.44	55.31	48.52	62.64	59.97
Total Return (%)	17.47[b]	9.40	17.21	(14.12)	16.91	9.02
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.93[c]	.96	.93	.89	.90	.94
Ratio of net expenses to average net assets	.58[c]	.74	.92	.89	.90	.94
Ratio of net investment income to average net assets	.87[c]	.91	.59	.60	.53	.85
Portfolio Turnover Rate	47.65[b]	88.91	81.43	68.30	63.75	60.22
Net Assets, end of period ($ x 1,000)	26,122	19,515	24,057	36,323	113,090	80,790

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	June 30, 2021	Year Ended December 31,
Class Y Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	56.94	53.82	47.75	62.58	60.00	55.74
Investment Operations:
Investment income—net[a]	.29	.47	.36	.43	.34	.53
Net realized and unrealized gain (loss) on investments	9.65	4.41	7.80	(9.23)	9.70	4.56
Total from Investment Operations	9.94	4.88	8.16	(8.80)	10.04	5.09
Distributions:
Dividends from investment income—net	(.06)	(.55)	(.83)	(.93)	(.64)	(.41)
Dividends from net realized gain on investments	(.80)	(1.21)	(1.26)	(5.10)	(6.82)	(.42)
Total Distributions	(.86)	(1.76)	(2.09)	(6.03)	(7.46)	(.83)
Net asset value, end of period	66.02	56.94	53.82	47.75	62.58	60.00
Total Return (%)	17.58[b]	9.63	17.12	(14.11)	16.93	9.18
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.84[c]	.85	.84	.88	.87	.78
Ratio of net expenses to average net assets	.49[c]	.63	.84	.88	.87	.78
Ratio of net investment income to average net assets	.94[c]	.96	.68	.71	.54	.98
Portfolio Turnover Rate	47.65[b]	88.91	81.43	68.30	63.75	60.22
Net Assets, end of period ($ x 1,000)	1	1	1	250	1	1

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Active MidCap Fund (the “fund”) is a separate diversified series of BNY Mellon Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering six series, including the fund. The fund’s investment objective is to seek to maximize capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

On February 10, 2021, BNY Mellon Investment Management announced its intention to realign several of its investment firms. As a result of this realignment, which is scheduled to occur, subject to regulatory requirements, in the third quarter of 2021 (the “Effective Date”), portfolio managers responsible for managing the fund’s investments who are employees of Mellon Investments Corporation (“Mellon”) in a dual employment arrangement with the Adviser, will become employees of Newton Investment Management North America, LLC (“Newton”), which, like Mellon, will be an affiliate of the Adviser, and will no longer be employees of Mellon. Consequently, as of the Effective Date and subject to the approval of the Company’s Board of Directors (the “Board”), the Adviser will engage Newton to serve as the fund’s sub-adviser, pursuant to a sub-investment advisory agreement between the Adviser and Newton. As the fund’s sub-adviser, Newton will provide the day-to-day management of the fund’s investments, subject to the Adviser’s supervision and approval. It is currently anticipated that the fund’s portfolio managers who are responsible for the day-to-day management of the fund’s investments will continue to manage the fund’s investments as of the Effective Date. It is also currently anticipated that there will be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increase in the management fee payable by the fund as a result of the engagement of Newton as the fund’s sub-adviser. The Adviser (and not the fund) will pay Newton for its sub-advisory services.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 270 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (90 million shares authorized), Class C (15 million shares authorized), Class I (65 million shares authorized) and Class Y (100 million shares authorized). Class A and Class C shares are sold primarily to retail

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of June 30, 2021, MBC Investments Corporation, an indirect subsidiary of BNY Mellon, held all of the outstanding Class Y shares.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Equity Securities - Common Stocks	486,807,751	-	-	486,807,751

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)(continued)
Investments In Securities:†(continued)
Investment Companies	3,075,434	-	-	3,075,434

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended June 30, 2021, The Bank of New York Mellon earned $947 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2021, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2020 was as follows: ordinary income $2,945,312 and long-term capital gains $9,252,855. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2021, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from January 1, 2020 until April 30, 2022, to waive receipt of a portion of its management fee in the amount of .35% of the value of the fund’s average daily net assets. On or after April 30, 2022, the Adviser may terminate this waiver agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $805,524 during the period ended June 30, 2021

During the period ended June 30, 2021, the Distributor retained $1,914 from commissions earned on sales of the fund’s Class A shares and $6 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

any, to be paid to Service Agents and the basis on which such payments are made. During the period ended June 30, 2021, Class C shares were charged $7,934 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 2021, Class A and Class C shares were charged $546,057 and $2,645, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2021, the fund was charged $85,266 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2021, the fund was charged $13,499 pursuant to the custody agreement.

During the period ended June 30, 2021, the fund was charged $7,862 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $299,853, Distribution Plan fees of $1,335, Shareholder Services Plan fees of $94,599, custodian fees of $6,000, Chief Compliance Officer fees of $7,862 and transfer agency fees of $30,544, which are offset against an expense reimbursement currently in effect in the amount of $139,912.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2021, amounted to $218,116,185 and $233,321,944, respectively.

At June 30, 2021, accumulated net unrealized appreciation on investments was $106,969,063, consisting of $112,472,147 gross unrealized appreciation and $5,503,084 gross unrealized depreciation.

At June 30, 2021, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Pending Legal Matters:

The fund and many other entities have been named as defendants in numerous pending litigations as a result of their participation in the leveraged buyout transaction (“LBO”) of the Tribune Company (“Tribune”).

The State Law Cases: In 2008, approximately one year after the Tribune LBO concluded, Tribune filed for bankruptcy protection under Chapter 11 of the Bankruptcy Code (the “Code”). Beginning in June 2011, Tribune creditors filed complaints in various courts, alleging that the payments made to shareholders in the LBO were “fraudulent conveyances” under state and/or federal law, and that the shareholders must return the payments they received for their shares (collectively, “the state law cases”). The state law cases were consolidated for pre-trial proceedings in the United States District Court for the Southern District of New York, under the caption In re Tribune Company Fraudulent Conveyance Litigation (S.D.N.Y.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Nos. 11-md-2296 and 12-mc-2296 (RJS) (“Tribune MDL”)). On September 23, 2013, the Court dismissed 50 cases, including at least one case in which the fund was a defendant. On September 30, 2013, plaintiffs appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit. On March 29, 2016, the Second Circuit affirmed the dismissal on the ground that the plaintiffs’ claims were preempted by section 546(e) of the Code, which exempts qualified transfers that were made “by or to (or for the benefit of) . . . a financial institution.” The fund is a registered investment company, which the Code defines as a “financial institution.”

On September 9, 2016, Plaintiffs filed a petition for certiorari to the U.S. Supreme Court. During the pendency of the plaintiffs’ cert. petition, the Supreme Court ruled in another case, Merit Management Group, LP v. FTI Consulting, Inc. (“Merit Management”), that Section 546(e) does not exempt qualified transfers from avoidance that merely passed through “financial institutions,” though it does exempt “financial institutions” themselves, like the fund.

On May 15, 2018, in response to the Merit Management decision, the Second Circuit issued an Order in the state law cases that “the mandate in this case is recalled in anticipation of further panel review.”

On December 19, 2019, the Second Circuit issued an Amended and Corrected Opinion affirming dismissal of the constructive fraudulent transfer claims notwithstanding Merit Mgmt., because there is an alternate basis for finding that the payments are safe-harbored under Section 546(e); namely, that, with respect to LBO payments, the Tribune Company is itself a “financial institution” because it was the customer of Computershare – a trust company and bank that acted as Tribune’s agent – and because all payments were made in connection with a securities contract.

On January 2, 2020, plaintiffs petitioned the Second Circuit for rehearing by the same panel of judges and/or rehearing en banc by all judges on the Court of Appeals for the Second Circuit. Plaintiffs sought this relief on numerous grounds, including that the panel rendered its decision using an incorrect construction of Section 546(e), improperly considered evidence, and an insufficiently developed factual record. Second Circuit rules state that parties opposing a petition for rehearing and rehearing en banc are not permitted to file a response unless requested by the Court. The Second Circuit did not request any oppositions to plaintiffs’ motion, instead issuing an order on February 6, 2020, denying plaintiffs’-appellants’ petition for rehearing and/or rehearing en banc.

In July 2020, plaintiffs filed a petition for certiorari to the U.S. Supreme Court seeking review of the Second Circuit’s Amended and Corrected Opinion affirming the dismissal of the constructive fraudulent transfer claims. Plaintiffs’ cert. petition identifies three purported errors allegedly justifying Supreme Court review; namely, that the Second Circuit erred in its application of the “presumption against preemption” in the context of the Bankruptcy Code, in its conclusion that the 546(e) safe harbor pre-empts claims brought by creditors, and in its conclusion that the Tribune Company was a “financial institution.” Plaintiffs also formally abandoned their claims against certain defendants believed to have created a financial conflict that precluded a quorum among the Supreme Court justices. In August 2020, defendants opposed the petition for certiorari to the U.S. Supreme Court, arguing that none of the Second Circuit’s findings and holdings warrant review, particularly since its decision does not conflict with the decision of any other court of appeals. In October 2020, the Supreme Court issued an order inviting the Solicitor General of the United States to file a brief expressing the views of the United States on the certiorari petition filed in the state law cases.

In March 2021, the Acting Solicitor General (“ASG”) filed a brief expressing the views of the United States on the cert. petition filed in the state law cases. Although the ASG’s position was that the Second Circuit erred when holding that the Section 546(e) safe harbor in the bankruptcy code preempted the plaintiffs’ state-law  fraudulent transfer claims, and that the Second Circuit’s interpretation of “financial institution” as used in Section 546(e) would likely render the Supreme Court’s decision in Merit Management a practical nullity, the ASG nonetheless recommended denying certiorari as to both issues. Regarding the preemption issue, the ASG recommended denying certiorari primarily because it believed the issue would arise very infrequently, and because there is no circuit split regarding the general presumption against preemption.  Regarding the “financial institution” issue, the ASG recommended denying certiorari primarily to allow other courts to analyze the issue before it is taken up by the Supreme Court, and because the state law cases present a poor vehicle for deciding the issue due to the lack of a factual record pertaining to the “financial institution” issue.

In April 2021, the United States Supreme Court denied Plaintiffs’ petition for a writ of certiorari, thus bringing a permanent end to the state law cases as pleaded. As a result, we will not report on the state law cases going forward.

The FitzSimons Litigation: On November 1, 2010, a case now styled, Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust v. FitzSimons, et

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

al., S.D.N.Y. No. 12-cv-2652 (RJS) was filed (“the FitzSimons Litigation”). Among other things, the complaint sought recovery of alleged “fraudulent conveyances” from more than 5,000 Tribune shareholders (“Shareholder Defendants”), including the fund, that participated in the Tribune LBO. On May 23, 2014, the defendants filed a motion to dismiss, which the Court granted on January 9, 2017. The plaintiff then sought leave to file an interlocutory appeal. On February 23, 2017, the Court entered an order stating that it would permit the plaintiff to file an interlocutory appeal after the Court decided other pending motions.

Effective November 1, 2018, Judge Denise Cote was assigned to the case when Judge Richard Sullivan was elevated to the Second Circuit.

On November 30, 2018, the Court issued an Opinion and Order resolving the remaining motions by dismissing most, but not all, of the claims asserted against the individual defendants.

In January 2019, various state law claims asserted against certain individual defendants were dismissed.

Between February and early April 2019, plaintiffs and certain defendants attempted to resolve the dispute through mediation, but ultimately decided to await the Second Circuit’s review of its May 29, 2016 decision before attempting to negotiate a settlement.

On April 4, 2019, plaintiff filed a motion to amend the FitzSimons complaint to add a claim for constructive fraudulent transfer from defendants subject to clawback under the Bankruptcy Code. On April 10, 2019, the affected defendants opposed the motion.

On April 23, 2019, Judge Cote denied plaintiff’s motion to amend the complaint to add a new constructive fraudulent transfer claim because such amendment would be futile and would result in substantial prejudice to the shareholder defendants given that the only claim against the shareholder defendants in FitzSimons has been dismissed for over two years, subject to appeal. Judge Cote considered the amendment futile on the ground that constructive fraudulent transfer claims are barred by the safe harbor provision of Section 546(e), which defines “financial institution” to include, in certain circumstances, the customers of traditional financial institutions, including Tribune.

On July 12, 2019, the Trustee filed a notice of appeal to the Second Circuit from the April 23, 2019, decision denying leave to amend the complaint to add constructive fraudulent transfer claims. On July 15, 2019, the Trustee filed a corrected notice of appeal to remedy technical errors with the notice filed on July 12, 2019. Briefing on these matters began in January 2020, and was completed and fully submitted to the Second Circuit by June 2020. Oral argument occurred in August 2020. In December 2020, Second Circuit Judge and panel member Ralph Winter, Jr., passed away. A decision is still expected in 2021, though it is unknown whether a third panel member will be sought to decide the pending appeal, whether additional briefing or oral argument will be requested or required by a third panel member, if any, or whether any such request will impact the timing to a final decision.

In April 2021, the United States Supreme Court denied Plaintiffs’ petition for a writ of certiorari to review legal issues raised in cases filed by Tribune creditors beginning in June 2011, arising under state and/or federal law, and alleging that payments made to shareholders in the LBO were “fraudulent conveyances,” which payments should have been returned to the shareholders for their shares (collectively, “the state law cases”). The state law cases had been consolidated for pre-trial proceedings in the United States District Court for the Southern District of New York, under the caption In re Tribune Company Fraudulent Conveyance Litigation (S.D.N.Y. Nos. 11-md-2296 and 12-mc-2296 (RJS). The Tribune defendants advised the Second Circuit of the denial of cert in the state law cases, and urged the Second Circuit to affirm denial of the Trustee’s motion for leave to amend in light of the Supreme Court’s decision.

As of April 2021, the Trustee’s assertion of intentional fraudulent transfer claims (which were dismissed by the trial court) and the Trustee’s request for leave to amend its complaint to add constructive fraudulent transfer claims (which was also denied by the trial court) are still pending on appeal before the Second Circuit.

At this stage in the proceedings, management does not believe that a loss is probable and, in any event, is unable to reasonably estimate the possible loss that may result.

INFORMATION ABOUT THE RENEWAL AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT AND APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on May 10, 2021 (the “Meeting”), the Board considered the renewal of the fund’s current management agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Current Management Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the fund (the “Independent Directors”), were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Current Management Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the Meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional mid-cap growth funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional mid-cap growth funds (the “Performance Universe”), all for various periods ended March 31, 2021, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the

Performance Group (the “Expense Group”) and with a broader group of funds consisting of all institutional mid-cap growth funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds, noting that the funds included in the Performance Group and Performance Universe were not limited to funds that use quantitative models as part of their investment process like the fund, and the end date selected. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods except the six-month period when performance was above the medians. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in four of the ten calendar years shown. Representatives of the Adviser noted that the fund had a three star Morningstar rating for its ten-year risk-adjusted return. The Board discussed with representatives of the Adviser the reasons for the fund’s underperformance versus the Performance Group and Performance Universe during periods under review and noted that the Adviser had added members to the portfolio management team responsible for the management of the fund and implemented enhancements to the investment process.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year which included reductions for a fee waiver arrangement in place that reduced the management fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group median and Expense Universe median actual management fee and the fund’s total expenses were lower than the Expense Group median and Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until April 30, 2022, to waive receipt of a portion of its management fee in the amount of 0.35% of the value of the fund’s average daily net assets until April 30, 2022.

INFORMATION ABOUT THE RENEWAL AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT AND APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund (the “Similar Funds”) and explained the nature of the Similar Funds. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser that are considered to have similar investment strategies and policies as the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the fee waiver arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fee under the Current Management Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Current Management Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Current Management Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board was satisfied with the fund’s improved performance and determined to approve renewal of the Current Management Agreement for the remainder of the one-year term.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above, subject to review no later than the next renewal consideration.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Current Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Current Management Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Current Management Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Current Management Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Current Management Agreement for the remainder of the one-year term.

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Also at the Meeting, the Board discussed with representatives of the Adviser plans to realign Mellon Investments Corporation’s (“Mellon”) equities and multi-asset capabilities with Newton Investment Management North America, LLC (“Newton US”) (the “Firm Realignment”), with such realignment scheduled to occur, subject to regulatory requirements, in the third quarter of 2021 (the “Effective Date”). The

INFORMATION ABOUT THE RENEWAL AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT AND APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Adviser noted that, as a result of the Firm Realignment, the portfolio managers who are currently responsible for managing the investments of the fund as employees of Mellon in a dual employment arrangement with the Adviser, will become employees of Newton US as of the Effective Date. Consequently, the Adviser proposed to engage Newton US to serve as the fund’s sub-investment adviser, pursuant to a sub-investment advisory agreement between the Adviser and Newton US (the “New Sub-Advisory Agreement”), to be effective on the Effective Date. In addition, the Adviser proposed amending the fund’s Current Management Agreement to reflect the engagement of Newton US as sub-investment adviser to the fund (as proposed to be amended, the “Amended Management Agreement”), to be effective on the Effective Date.

At the Meeting, the Adviser recommended the approval of the New Sub-Advisory Agreement, pursuant to which Newton US would serve as sub-investment adviser to the fund, and the Amended Management Agreement. The recommendation for the approval of the New Sub-Advisory Agreement and the Amended Management Agreement was based on the following considerations, among others: (i) approval of the New Sub-Advisory Agreement and the Amended Management Agreement would permit the fund’s current portfolio managers to continue to be responsible for the day-to-day management of the fund’s portfolio after the Effective Date as employees of Newton US; (ii) there will be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increases in the management fee payable by the fund as a result of the proposed changes to the investment advisory arrangements; and (iii) the Adviser (and not the fund) will pay Newton US for its sub-investment advisory services. The Board also noted the information provided and considered earlier in the Meeting in connection with the Board’s approval of the renewal of the Current Management Agreement for the remainder of its one year term, as well as information about the Firm Realignment and Newton US.

At the Meeting, the Board members, a majority of whom are Independent Directors, considered and approved the New Sub-Advisory Agreement and the Amended Management Agreement. In determining whether to approve the New Sub-Advisory Agreement and the Amended Management Agreement, the Board considered the materials prepared by the Adviser received in advance of the Meeting and other information presented at the Meeting, which included: (i) a form of the New Sub-Advisory Agreement and a form of the Amended Management Agreement; (ii) information regarding the Firm Realignment and how it is expected to enhance investment capabilities; (iii) information regarding Newton US; and (iv) an opinion of counsel that the proposed changes to the investment advisory arrangements would not result in an “assignment” of the Current Management Agreement under the 1940 Act and the Investment Advisers Act of 1940, as amended, and, therefore, do not require the approval of fund shareholders. The Board also considered the substance of discussions with representatives of the Adviser earlier in the Meeting in connection with the consideration and approval of the Current Management Agreement.

Nature, Extent and Quality of Services to be Provided. In examining the nature, extent and quality of the services that were expected to be provided by Newton US to the fund under the New Sub-Advisory Agreement, the Board considered: (i) Newton US’s organization, qualification and background, as well as the qualifications of its personnel; (ii) the expertise of the personnel providing portfolio management services, which would remain the same after the Effective Date; and (iii) the investment strategy for the fund, which would remain the same after the Effective Date. The Board also considered the review process undertaken by the Adviser and the Adviser’s favorable assessment of the nature and quality of the sub-investment advisory services expected to be provided to the fund by Newton US after the Effective Date. Based on their consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by Newton US under the New Sub-Advisory Agreement, as well as Newton US’s ability to render such services based on its resources and the experience of the investment team, which will include the fund’s current portfolio managers, were adequate and appropriate for the fund in light of the fund’s investment objective, and supported a decision to approve the New Sub-Advisory Agreement. The Board also considered, as it related to the Amended Management Agreement, that the nature, extent and quality of the services that are provided by the Adviser are expected to remain the same, including the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the fund’s portfolio management personnel.

Investment Performance. The Board had considered the fund’s investment performance and that of the investment team managing the fund’s portfolio earlier in the Meeting in connection with approving renewal of the Current Management Agreement (including comparative data provided by Broadridge). The Board considered the performance and that the same investment professionals would continue to manage the fund’s assets after the Effective Date, as factors in evaluating the services to be provided by Newton US under the New Sub-Advisory Agreement after the Effective Date, and determined that these factors, when viewed together with the other factors considered by the Board, supported a decision to approve the New Sub-Advisory Agreement and the Amended Management Agreement.

Costs of Services to be Provided and Profitability. The Board considered the proposed fee payable under the New Sub-Advisory Agreement, noting that the proposed fee would be paid by the Adviser and, thus, would not impact the fees paid by the fund or the Adviser’s profitability. The Board considered the fee payable to Newton US in relation to the fee paid to the Adviser by the fund and the respective services provided by Newton US and the Adviser. The Board recognized that, because Newton US’s fee would be paid by the Adviser, and not the fund, an analysis of profitability was more appropriate in the context of the Board’s consideration of the fund’s Management Agreement, and that the Board had received and considered a profitability analysis of the Adviser and its affiliates, including Newton US, earlier in the Meeting in connection with the consideration and approval of the Current Management Agreement. The Board concluded that the proposed fee payable to Newton US by the Adviser was appropriate and the Adviser’s profitability was not excessive in light of the nature, extent and quality

INFORMATION ABOUT THE RENEWAL AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT AND APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

of the services to be provided to the fund by the Adviser under the Amended Management Agreement and Newton US under the New Sub-Advisory Agreement.

Economies of Scale to be Realized. The Board recognized that, because the fee payable to Newton US would be paid by the Adviser, and not the fund, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the fund’s Management Agreement, which had been done earlier in the Meeting in connection with the consideration and approval of the Current Management Agreement, when the Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Current Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board also considered whether there were any ancillary benefits that would accrue to Newton US as a result of its relationship with the fund, and such ancillary benefits, if any, were determined to be reasonable.

In considering the materials and information described above, the Independent Directors received assistance from, and met separately with, their independent legal counsel, and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and sub-investment advisory agreements.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board members, a majority of whom are Independent Directors, with the assistance of independent legal counsel, approved the New Sub-Advisory Agreement and Amended Management Agreement for the fund effective as of the Effective Date.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2020 to December 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

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For More Information

BNY Mellon Active MidCap Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DNLDX Class C:DNLCX Class I: DNLRX Class Y: DNLYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 0085SA0621A

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Strategic Funds, Inc.

By: /s/ David DiPetrillo

David DiPetrillo

President (Principal Executive Officer)

Date: October 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo

David DiPetrillo

President (Principal Executive Officer)

Date: October 7, 2021

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: October 6, 2021

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)